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                                                                 Exhibit 10.40.2

                              AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                   GALAXY VIII(i) TRANSPONDER LEASE AGREEMENT


     This AMENDMENT NO. 1 TO AMENDED AND RESTATED GALAXY VIII(i) TRANSPONDER LEASE AGREEMENT (the "Amendment") is made and entered into as of December 15, 2000 (the "Effective Date") by and between PanAmSat Corporation, a Delaware corporation ("PanAmSat"), and California Broadcast Center, LLC, a Delaware limited liability company ("Lessee"), and amends that certain Amended and Restated Galaxy VIII(i) Transponder Lease Agreement dated as of June 30, 2000 (the "Agreement") between Lessee and PanAmSat.

                                    RECITALS

     WHEREAS, pursuant to the Agreement, Lessee has certain rights to lease Ku-band transponders on the satellite known as Galaxy VIII(i);

     WHEREAS, PanAmSat and Lessee are party to that certain Galaxy IIIC Transponder Lease Agreement (the "Galaxy IIIC Lease Agreement"), dated as of June 30, 2000, for the lease of transponder capacity on the HS-702 satellite currently under construction to be known as Galaxy IIIC ("Galaxy IIIC"), respectively; and

     WHEREAS, concurrently with the execution of (i) an amendment to the Galaxy IIIC Lease Agreement, (ii) an amendment to that certain Galaxy IIIR Transponder Sublease Agreement dated as of April 21, 1997 pursuant to which Lessee has certain rights to lease backup transponders on the satellite known as Galaxy IIIR, and (iii) a Galaxy VIII(i)R Transponder Lease Agreement (the "Galaxy VIII(i)R Lease Agreement") pursuant to which Lessee will lease Ku-band transponders on the HS-601HP satellite to be constructed and launched and to be known as Galaxy VIII(i)R, PanAmSat and Lessee desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the above and other good and valuable consideration acknowledged by the parties to have been given, the parties mutually agree to amend the Agreement as follows:

I.   Section 6.10 is hereby amended  as follows:

          [***]

II. The first sentence of Section 7.02 is hereby amended by replacing the reference to "Section 7.04" with "Section 7.08(a)".

III. The second sentence of Section 9.02 is hereby amended and restated in its entirety to read as follows:

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[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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          "In the event that one or more Lessee Transponders simultaneously suffer a Confirmed Failure, then such Lessee Transponders shall have priority amongst themselves as to the use of Transponder Spares according to the list set forth in Exhibit C (provided, however, that Lessee shall have the right at any time from time to time, by written notice to PanAmSat, to change the priorities between and among any of the Lessee Transponders), to the extent technically feasible."

IV.  Article 10 is hereby amended by inserting the following new Section 10.07:

          "10.07  Termination upon Galaxy VIII(i)R Lease Commencement Date.
          This Agreement shall automatically terminate upon the "Galaxy VIII(i)R Lease Commencement Date" (as defined in that certain Galaxy VIII(i)R Transponder Lease Agreement dated as of December 15, 2000 between Lessee and PanAmSat) and the terms and conditions of this Agreement shall be of no further force and effect, except for the provisions of Sections 12.04 and 20.05 and Article 16, each of which shall survive such termination.

V. The second sentence of Section 12.04(a) is hereby amended by deleting the phrase "SECTIONS 9, 10 AND 12" and inserting in lieu thereof the phrase "SECTIONS 6.07, 9, 10 AND 12".

VI. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement. In the event of any inconsistency between any term or condition of this Amendment and any term or condition of the Agreement, the applicable term or condition of this Amendment shall govern. Except as modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms and conditions.

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[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment as of the Effective Date above.

                             PANAMSAT CORPORATION


                             By: _____________________________________
                             Name:
                             Title:


                             By: _____________________________________
                             Name:
                             Title:



                             CALIFORNIA BROADCAST CENTER, LLC

                             By: DTVI One, Inc., its Managing Member


                             By: _____________________________________
                             Name:
                             Title:

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[***] Filed separately with the Commission pursuant to a request for confidential treatment.